EXHIBIT 99.2

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Financial Statements

September 30, 2004, 2003 and 2002

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Supervisory Board of

Infineon Technologies AG:

We have audited the accompanying combined balance sheets of the Carveout Optical Networking Business of Infineon Technologies AG and subsidiaries (Carveout Optical Networking Business), as of September 30, 2004 and 2003, and the related combined statements of operations, business equity (deficit), and cash flows for each of the years in the three-year period ended September 30, 2004. These combined financial statements are the responsibility of the Carveout Optical Networking Business’ management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Carveout Optical Networking Business is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Carveout Optical Networking Business’ internal control over financial reporting. According, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in note 11 to the combined financial statements, the Carveout Optical Networking Business has significant transactions and relationships with related parties. Because of these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions of unrelated third parties. Furthermore, as described in notes 1 and 11, the combined financial statements include various cost allocations and management estimates based on assumptions that management believes are reasonable under the circumstances. These allocations and estimates, however, are not necessarily indicative of the costs and expenses, assets or liabilities that would have resulted had the Carveout Optical Networking Business been operated as a separate entity.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Carveout Optical Networking Business of Infineon Technologies AG and subsidiaries as of September 30, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the three-year period ended in September 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Raleigh, North Carolina

June 17, 2005

CARVEOUT OPTICAL NETWORKING BUSINESS OF

INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Balance Sheets

September 30, 2004 and 2003

(euros, in thousands)

	2004	2003
Assets
Current assets:
Trade accounts receivable (note 3)	€681	59

Total current assets	681	59

Equipment, net (notes 5 and 10)	757	1,183

Total assets	€1,438	1,242

Liabilities and Business Equity

Current liabilities:
Trade accounts payable (note 6)	€333	234
Accrued liabilities (note 7)	1,069	575

Total current liabilities	1,402	809

Business equity:
Investments by and advances from Infineon Technologies AG (note 11)	31,246	21,425
Accumulated deficit	(31,210)	(20,992)

Total business equity	36	433

Total liabilities and business equity	€1,438	1,242

See accompanying notes to the combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS OF

INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Statements of Operations

Years ended September 30, 2004, 2003, and 2002

(euros, in thousands)

	2004	2003	2002
Net sales (note 10)	€1,746	59	—
Cost of sales	737	567	100

Gross profit (loss)	1,009	(508)	(100)

Research and development expenses	8,894	14,725	2,903
Selling expenses	1,364	913	390
General and administrative expenses	929	976	417

Total expenses	11,187	16,614	3,710

Operating loss	(10,178)	(17,122)	(3,810)

Other nonoperating expenses	(40)	(52)	(8)

Net loss	€(10,218)	(17,174)	(3,818)

See accompanying notes to the combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS OF

INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Statements of Business Equity (Deficit)

Years ended September 30, 2004, 2003, and 2002

(euros, in thousands)

	Investments by and advances from Infineon Technologies AG	Accumulated deficit	Total business equity (deficit)
Balances at September 30, 2001	€—	—	—

Net investments by and advances from Infineon	3,105	—	3,105
Net loss	—	(3,818)	(3,818)

Balances at September 30, 2002	3,105	(3,818)	(713)

Net investments by and advances from Infineon	18,320	—	18,320
Net loss	—	(17,174)	(17,174)

Balances at September 30, 2003	21,425	(20,992)	433

Net investments by and advances from Infineon	9,821	—	9,821
Net loss	—	(10,218)	(10,218)

Balances at September 30, 2004	€31,246	(31,210)	36

See accompanying notes to the combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS OF

INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Statements of Cash Flows

Years ended September 30, 2004, 2003, and 2002

(euros, in thousands)

	2004	2003	2002
Cash flows from operating activities:
Net loss	€(10,218)	(17,174)	(3,818)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	457	445	308
Changes in operating assets and liabilities:
Accounts receivable	(622)	(59)	—
Accounts payable	99	(172)	406
Accrued liabilities	494	(1,041)	1,839

Net cash used in operating activities	(9,790)	(18,001)	(1,265)

Cash flows from investing activities:
Purchases of equipment	(31)	(319)	(1,617)

Net cash used in investing activities	(31)	(319)	(1,617)

Cash flows from financing activities:
Net investments by and advances from Infineon	9,821	18,320	3,105
Payment of capital lease obligation	—	—	(223)

Net cash provided by financing activities	9,821	18,320	2,882

Increase in cash and cash equivalents	—	—	—

Cash and cash equivalents, beginning of year	—	—	—

Cash and cash equivalents, end of year	€—	—	—

See accompanying notes to the combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

September 30, 2004, 2003 and 2002

(Euros in thousands, except where otherwise stated)

(1)	Description of Business, Formation and Basis of Presentation

(a)	Description of Business

The Optical Networking Business of Infineon Technologies AG (ON Business) designs, develops, manufactures and markets semiconductor solutions for the optical networking market. The ON Business is part of the communications segment of Infineon Technologies AG (Infineon). The ON Business is headquartered in the United States and has operations in Germany, India and Hong Kong. Selling activities are conducted through the Infineon sales organizations.

On April 7, 2005, Infineon and Exar Corporation (Exar) announced that they have entered into an agreement whereby Exar has agreed to acquire, for US $11 million in cash, the intellectual property associated with certain product lines of the ON Business. The product lines purchased by Exar (the Carveout Business) consist of Daffodil, R-Mac, Calla SAN and the VCAT/LCAS IP block. Daffodil is currently shipping to customers and the other two products and the VCAT/LCAS IP block are in various stages of development and have not reached the production stage.

Daffodil is a full duplex four STS-192/STM-64 MUX/DEMUX with full framer functionality. R-Mac is a standard-compliant 5 Gbit/s RPR Media Access Controller. Calla SAN is a device that enables Fiber Channel (FC) over SDH/Sonet MAN/WAN infrastructure.

On September 1, 2004, Infineon entered into a development and license agreement with Paxonet Communications relating to the development of a VCAT / LCAS IP block. Paxonet agreed to make modifications (Development Results) as required by Infineon to some existing blocks (Licensed IP) owned by them. The Development Results are joint property of Infineon and Paxonet, and both parties are entitled to freely use them for any purpose. Paxonet also granted to Infineon a worldwide, non-exclusive, nontransferable, nonsublicensable, perpetual license to the Licensed IP.

(b)	Basis of Presentation

The accompanying combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), and are derived from Infineon’s historical accounting records. They are presented on a “carve-out” basis to include the historical operations applicable to the Carveout Business and the historical basis of the assets and liabilities related to the Carveout Business.

The combined financial statements include all revenues and expenses attributable to the Carveout Business. Specifically identifiable operating expenses or revenues of the Carveout Business are charged or credited directly to income or loss. Project related research and development costs, including related fringes and payroll amounts, are allocated on a specific identification basis. The combined statement of operations includes depreciation expense for all property, plant and equipment owned and operated by the Carveout Business. Expenditures related and indirectly attributable to the Carveout Business which have been incurred by Infineon are allocated to the Carveout Business. These allocated expenditures include expenses for certain functions and services performed by centralized Infineon departments, a portion of Infineon’s general corporate expenses,

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

September 30, 2004, 2003 and 2002

(Euros in thousands, except where otherwise stated)

and certain corporate research and development expenses. Allocation methods include proportionate allocation on the basis of sales, total expenses and employee head count.

Transactions between the Carveout Business and Infineon are described in note 11. Due to the significant relationship between Infineon and the Carveout Business, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated third parties. Management believes the assumptions underlying the financial statements are reasonable. However, these allocations and estimates are not necessarily indicative of the costs that would have resulted if the Carveout Business had been operated on a stand-alone basis, nor are they indicative of future costs.

Unless otherwise noted, all assets and liabilities specifically identifiable with the Carveout Business are included in the preparation of combined financial statements. All significant intercompany balances and transactions within the Carveout Business have been eliminated in combination.

(2)	Summary of Significant Accounting Policies

(a)	Reporting and Foreign Currency

Infineon’s reporting currency is the euro, and therefore the accompanying financial statements are presented in euros. There are no foreign currency translation adjustments for the periods presented.

(b)	Revenue Recognition

Revenue from products sold to customers is recognized when persuasive evidence of an arrangement exists, the price is fixed or determinable, shipment is made and collectibility is reasonably assured. Reductions to revenue are recorded for estimated product return and allowances and for discounts and price protection, based on actual historical experience, at the time the related revenue is recognized.

(c)	Equipment

Equipment is valued at cost less accumulated depreciation. Depreciation expense is generally recognized using a straight-line method. The estimated useful lives of assets are as follows:

Asset class name	Life
Technical systems and machinery	5
Tools and test equipment	3

(d)	Impairment of Long-Lived Assets

The Carveout Business reviews long-lived assets, including equipment, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

September 30, 2004, 2003 and 2002

(Euros in thousands, except where otherwise stated)

assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Estimated fair value is generally based on either appraised value or measured by discounted estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. The Carveout Business has determined no impairment exists for any of the periods presented.

(e)	Other Comprehensive Income

Other comprehensive income is equal to net income for all periods presented.

(f)	Use of Estimates

The preparation of the combined financial statements requires management of the Carveout Business to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(g)	Taxes

Income tax expense in the accompanying combined statements of operations has been calculated using a separate return basis, although the Carveout Business is included in Infineon’s tax returns. Under this method, income taxes are allocated to members of the Infineon group by applying SFAS No. 109, “Accounting for Income Taxes,” to each member of the group as if it were a separate tax paying entity. The asset and liability method is used to recognize deferred tax assets and liabilities. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Investment tax credits are recognized as a reduction of tax expenses for the period in which the tax credits arise.

(h)	Investments by and Advances from Infineon

Because a direct ownership relationship does not exist among the various entities comprising the Carveout Business, Infineon’s investments and advances represent Infineon’s interest in the recorded net assets of the Carveout Business, and are shown as business equity in lieu of shareholder’s equity in the financial statements. All inter-company transactions, including charges and cost allocations for facilities, functions and services performed by Infineon for the Carveout Business are reflected in this amount. Additionally, the Carveout Business’ historical capital structure may not be necessarily indicative of the capital that the Carveout Business would require as a separate company.

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

September 30, 2004, 2003 and 2002

(Euros in thousands, except where otherwise stated)

(i)	Research and Development Expenses and Agreements

Research and development costs are expensed as incurred. In the normal course of business, Infineon has entered into license agreements whereby Infineon purchased the rights to use another company’s intellectual property or technology. To the extent that the Carveout Business uses this intellectual property subject to the third party license agreements, those costs specifically attributable to these agreements are allocated to the Carveout Business.

(j)	Product-related Expenses

Shipping and handling costs associated with product sales are included in cost of sales. Expenditures for advertising, sales promotion and other sales-related activities are expensed as incurred. Provisions for estimated costs related to product warranties are generally made at the time the related sale is recorded.

(k)	Economic Dependency

The accompanying combined financial statements have been prepared on the basis of the Carveout Business as a going concern. Due to the losses incurred and the cash used in operating activities to date, the Carveout Business has been economically dependent upon Infineon for providing necessary financing to fund its operating losses and meet its capital requirements.

(l)	Financial Instruments

Financial instruments held by the Carveout Business include accounts receivable, accounts payable and accrued liabilities. The Carveout Business believes that the carrying amount of their financial instruments approximates their fair value.

(m)	Stock Options

Infineon has a stock option plan for certain of its employees. As the Carveout Business has no full-time employees, information regarding option disclosures cannot be allocated to the Carveout Business. Infineon did not recognize any compensation expense related to stock options for any of the years presented herein.

(n)	Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, “Consolidation of Variable Interest Entities”, which addresses consolidation by business enterprises of variable interest entities which have one or both of the following characteristics: (1) The equity investment at risk is not sufficient to permit the entity to finance its activities without support from other parties and (2) the equity investors lack one or more of the defined essential characteristics of a controlling financial interest. Interpretation No. 46 requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the participating parties. In December 2003, the FASB issued Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of ARB No.

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

September 30, 2004, 2003 and 2002

(Euros in thousands, except where otherwise stated)

51”, which replaces the original FASB Interpretation No. 46 and addresses consolidation by business enterprises of certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. This delayed the effective date of this Interpretation for variable interest entities created before February 1, 2003 for the Carveout Business until October 1, 2003. The provisions of Interpretation 46 did not have a material impact on the Carveout Business’ financial statements.

In July 2003, the Emerging Issues Task Force (EITF) reached a consensus on Issue 03-5, “Applicability of AICPA Statement of Position 97-2 (SOP 97-2) to Non-Software Deliverables” (EITF 03-5). The consensus was reached that SOP 97-2 is applicable to non-software deliverables if they are included in an arrangement that contains software that is essential to the non-software deliverables’ functionality. This consensus is applied to Carveout Business’ financial year beginning October 1, 2003. The provisions of the EITF 03-5 did not have a material impact on the Carveout Business’ financial statements.

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 (revised 2003), “Employers’ Disclosures about Pensions and Other Postretirement Benefits, an amendment of FASB Statements No. 87, 88, and 106”, which revises employers’ disclosures about pension plans and other postretirement benefit plans. SFAS No. 132 (revised 2003) requires additional disclosures to those in the original SFAS No. 132, which it replaces. SFAS No. 132 (revised 2003) is effective for the Carveout Business year ending September 30, 2005, with interim-period disclosures requirements effective for the Carveout Business from January 1, 2004. The Carveout Business does not expect the adoption of SFAS No. 132 (revised 2003) to have a material effect on its combined financial statements.

(3)	Trade Accounts Receivable, net

Trade accounts receivable, net at September 30, 2004 and 2003 consist of the following:

	September 30
	2004	2003
Third party – trade	€681	59
Allowance for doubtful accounts	—	—

Total accounts receivable, net	€681	59

All Accounts Receivable was related to Daffodil as the other products are still in the development stage and there were no shipments related to these products in these years.

(4)	Inventories

Daffodil did not reach production until November 2004. There was no inventory for this product for the years ending September 30, 2002, 2003 and 2004, as all costs of wafers and packages were expensed as

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

September 30, 2004, 2003 and 2002

(Euros in thousands, except where otherwise stated)

incurred consistent with Infineon’s policies for products in the pre-production phase. All other products in the Carveout Business were in the design phase in these time periods and hence had no inventory.

(5)	Equipment

A summary of balances for equipment as September 30, 2004 and 2003 are as follows:

	September 30
	2004	2003
Technical systems and machinery	€688	688
Tools and test equipment	1,279	1,248

Total cost	1,967	1,936
Accumulated depreciation	(1,210)	(753)

	€757	1,183

(6)	Trade Accounts Payable

Trade accounts payable include identifiable payables from specific ON Business’ vendors and suppliers as well as an allocation of payables to Infineon Technologies North America as of September 30, 2003 and 2004. Payroll and travel related expenses were processed by Infineon Technologies North America and these expenses were charged back to Infineon Technologies Catamaran every month. A portion of the payroll and travel related expenses was allocated to the Carveout Business based on headcount.

(7)	Accrued Liabilities

Accrued liabilities at September 30, 2004 and 2003 consist of the following:

	September 30
	2004	2003
Personnel costs	€821	550
Other	248	25

Total accrued liabilities	€1,069	575

(8)	Income Taxes

In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

September 30, 2004, 2003 and 2002

(Euros in thousands, except where otherwise stated)

reversal of deferred income tax liabilities, projected future taxable income, and income tax planning strategies in making this assessment.

The Carveout Business’ operating results have been included in Infineon’s income tax return. The provision for income taxes in these combined financial statements has been determined on an as-if separate return basis.

The gross deferred tax asset for the tax loss carry forward consists primarily of the loss which would have been available on a separate company basis for the years ended September 30, 2004, 2003 and 2002, respectively. For the years ended September 30, 2004, 2003 and 2002, the Carveout Business incurred taxable losses in the amounts of 4.128, 17.189, and 9.936 (million euros). Such tax losses will be utilized by Infineon in its future tax returns to the extent that Infineon has qualifying income to utilize these losses, and therefore are not available to the Carveout Business in future years.

Pursuant to SFAS No. 109, the Carveout Business has assessed its deferred tax asset and the need for a valuation allowance. Such an assessment considers whether it is more likely than not that some portion or all of the deferred tax assets may not be realized. The assessment requires considerable judgment on the part of management, with respect to, amongst others, benefits that could be realized from available tax strategies and future taxable income, as well as other positive and negative factors. The ultimate realization of deferred tax assets is dependent upon the Carveout Business’ ability to generate the appropriate character of future taxable income sufficient to utilize loss carry-forwards or tax credits before their expiration. Since the Carveout Business had incurred a cumulative loss in certain tax jurisdictions over a three-year period as of September 30, 2004, 2003 and 2002, the impact of forecasted future taxable income is excluded from such an assessment, pursuant to the provisions of SFAS No. 109. As a result of this assessment, the Carveout Business established a full valuation allowance at September 30, 2004, 2003 and 2002, respectively, since it is more likely than not that the Carveout Business will realize no benefit in the future.

There is no current or deferred income tax (benefit) expense for the years ended September 30, 2004, 2003, and 2002.

A reconciliation of income taxes for the years ended September 30, 2004, 2003, and 2002 is as follows:

	2004	2003	2002
Net loss before income tax	€(10,218)	(17,174)	(3,818)

Federal income tax (benefit) expense at statutory rate	€(3,577)	(6,011)	(1,336)
State income tax (benefit) expense (net of federal benefit)	(294)	(493)	(110)
Valuation allowance	3,871	6,504	1,446

Income tax (benefit) expense	€—	—	—

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

September 30, 2004, 2003 and 2002

(Euros in thousands, except where otherwise stated)

Deferred income taxes as of September 30, 2004 and 2003 related to the following:

	2004	2003
Deferred tax asset (noncurrent):
Net operating loss	€(11,914)	(8,124)
Valuation allowance	11,821	7,950
Deferred tax liability (noncurrent):
Property, plant and equipment	93	174

Deferred income taxes, net	€—	—

(9)	Commitments and Contingencies

There were no commitments and contingencies as of September 30, 2004, for the Carveout Business, but it does utilize and benefit from agreements entered into by Infineon.

(10)	Operating Segment and Geographic Information

The Carveout Business operates in one segment and in various geographic locations.

The following is a summary of operations by geographic area for the years ended September 30, 2004, 2003, and 2002:

	September 30,
	2004	2003	2002
Net sales:
Europe	€1,746	59	—

Total	€1,746	59	—

	September 30,
	2004	2003
Long-lived assets, net:
NAFTA	€757	1,183

Total	€757	1,183

Revenues from external customers are based on the customers’ billing location. Long-lived assets are those assets located in each geographic area.

(11)	Financing and Capital Requirements

The Carveout Business is dependent upon Infineon for its financing and capital requirements. Infineon uses a centralized approach to cash management and the financing of operations. The Carveout Business utilizes Infineon’s centralized cash management services for its operations. As a result, none of Infineon’s cash, cash equivalents, or direct indebtedness has been allocated to the Carveout Business in the accompanying combined financial statements. To the extent Infineon has financed the operations of the Carveout Business, such amounts have been reflected as investments by and advances from Infineon in the accompanying combined financial statements.

Cost allocations from Infineon during the years ended September 30, 2004, 2003 and 2002, include the following:

	2004	2003	2002
Infineon cost allocations:
Cost of goods sold	€737	567	100
Research and development expenses	860	1,156	253
Selling expenses	1,364	913	390
General and administrative expenses	929	976	417
Other nonoperating expenses	40	52	8

There were no other related party transactions for the years ended September 30, 2004, 2003, and 2002.

(12)	Concentrations

As of and for the years ended September 30, 2003 and 2004, all of the net sales and accounts receivable of the Carveout Business are from transactions with one customer.